EXHIBIT 10.1
AMENDMENT NO. 1
     THIS AMENDMENT NO. 1, dated as of April 23, 2008 (this “Amendment”), of that certain Credit Agreement referenced below is by and among Euronet Worldwide, Inc., a Delaware corporation (“EWI”), certain Subsidiaries and Affiliates of EWI identified herein, as Borrowers and Guarantors, Bank of America, N.A., for itself as Administrative Agent for Domestic Loan Obligations and F/X Obligations and on behalf of the requisite Lenders, and Bank of America, N.A., acting through its Mumbai Branch, as Administrative Agent for all India Obligations. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.
W I T N E S S E T H
     WHEREAS, multicurrency revolving and institutional term loan facilities have been established in favor of the Borrowers pursuant to the terms of that certain Credit Agreement, dated as of April 4, 2007 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers named therein, the Guarantors named therein, the Lenders identified therein, the Administrative Agent, the Domestic Collateral Agent and the Foreign Collateral Agent;
     WHEREAS, EWI has requested certain amendments, waivers and consents in respect of the Credit Agreement;
     WHEREAS, the Lenders have agreed to the requested modifications on the terms and conditions set forth herein;
     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
     1. Waiver. The Lenders hereby waive any Default or Event of Default that existed from March 31, 2008 to immediately prior to the Amendment No. 1 Effectiveness Date on account of the Credit Parties’ noncompliance with the Consolidated Fixed Charge Coverage Ratio under Section 8.13(d) of the Credit Agreement; provided that the foregoing waiver shall not be deemed to modify or affect the obligations of the Credit Parties to comply with each and every other obligation, covenant, duty, or agreement under the Credit Documents from and after the date hereof. This waiver is a one-time waiver and shall not be construed to be a waiver of or in any way obligate the Lender to waive any other Default or Event of Default that may currently exist or occur hereafter.
     2. Amendments to the Credit Agreement. The Credit Agreement is amended as follows:
     2.1 Amendment of Definitions: Section 1.01 is amended as follows:
     (a) A new definition is added to Section 1.01, which is to read as follows:
     “Amendment No. 1 Effectiveness Date” means April 23, 2008.
     (b) Consolidated EBITDA. A new clause (viii) is added to the definition of “Consolidated EBITDA”, immediately preceding the proviso, which is to read as follows:
     plus (viii) to the extent deducted in the calculation of operating income, charges resulting from the proposed acquisition of MoneyGram International Inc. in an aggregate amount not to exceed $4 million;

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     (c) Consolidated Fixed Charges. In the definition of “Consolidated Fixed Charges”, clause (iii) of the definition of “Consolidated Fixed Charges” is amended and a new clause (iv) is added, which are to read respectively as follows:
     plus (iii) an amount equal to ten percent (10%) of the aggregate principal amount of the Tranche B Term Loan (including as increased pursuant to Section 2.01(e), if applicable) as of the end of the applicable period; minus (iv) interest income received in cash from the Designated Deposit during such period.
     (d) Designated Deposit. The definition of “Designated Deposit” is amended to read as follows:
     “Designated Deposit” means amounts on deposit in one or more designated blocked accounts maintained by EWI or any Domestic Subsidiary with the Administrative Agent containing cash or Cash Equivalents from the proceeds from the issuance of securities pursuant to that certain Securities Purchase Agreement, dated March 8, 2007, by and among EWI and the purchasers identified therein.
     2.2 Investments. In Section 8.02 (Investments), subsection (m) is relabeled as subsection (n), and a new subsection (m) is added, which is to read as follows:
     (m) Investments in the capital stock of MoneyGram International Inc. existing as of the Amendment No. 1 Effectiveness Date; and
     2.3 Restricted Payments. In Section 8.06 (Restricted Payments), subsection (g) is relabeled as subsection (h), and a new subsection (g) is added, which is to read as follows:
     (g) EWI may repurchase Convertible Debentures pursuant to the terms and conditions set forth in the last paragraph of Section 8.10; and
     2.4 Covenants Regarding Convertible Debentures and Other Subordinated Debt. In Section 8.10 (Covenants Regarding Convertible Debentures and Other Subordinated Debt), a new last paragraph is added, which is to read as follows:
     Notwithstanding the foregoing, EWI shall be permitted to redeem, repurchase, retire or acquire, from time to time, Convertible Debentures in an aggregate principal amount of up to $70 million, so long as no Default or Event of Default shall exist immediately before or immediately after giving effect to such redemption, repurchase, retirement or acquisition.
     3. Conditions Precedent. This Amendment shall be effective immediately upon satisfaction of the following conditions:
     (a) Executed Amendment. Receipt by the Administrative Agent of multiple counterparts of this Amendment duly executed by the Credit Parties, the Required Lenders and the Administrative Agent.
     (b) Legal Opinions. Receipt by the Administrative Agent of favorable legal opinions of counsel for EWI and the other Domestic Credit Parties, in form and substance reasonably satisfactory to the Administrative Agent and the requisite Lenders.

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     (c) Organization Documents, Incumbency, Resolutions, Etc. Receipt by the Administrative Agent of the following, each of which shall be originals or facsimiles (followed promptly by originals), in form and substance satisfactory to the Administrative Agent:
     (i) copies of the Organization Documents of each Domestic Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Domestic Credit Party to be true and correct as of the date of this Amendment, unless a Responsible Officer of EWI certifies in a certificate that the Organization Documents previously delivered to the Administrative Agent in connection with the Credit Agreement have not been amended, supplemented or otherwise modified and remain in full force and effect as of the date hereof;
     (ii) incumbency certificates identifying the Responsible Officers of the Domestic Credit Parties who are authorized to execute this Amendment and related documents and to act on the Domestic Credit Parties behalf in connection with this Amendment and the Credit Documents, unless a Responsible Officer of EWI certifies in a certificate that the incumbency certificates previously delivered to the Administrative Agent in connection with the Credit Agreement have not been amended, supplemented or otherwise modified and remain in full force and effect as of the date hereof.
     (iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Domestic Credit Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment; and
     (iv) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Domestic Credit Party is duly organized or formed, and is validly existing, and in good standing in its state of organization or formation;
     (d) Receipt by the Administrative Agent of (i) a fee, for the benefit of the Lenders consenting to this Amendment, in an amount equal to one quarter of one percent (0.25%) of the aggregate amount of such consenting Lenders’ loans and commitments under the Credit Agreement and (ii) all other fees and expenses required to be paid on or before the Amendment No. 1 Effectiveness Date.
     4. Effectiveness of Amendment. On and after the date hereof, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. For purposes of clarification, all financial covenant calculations with respect to periods prior to the Amendment No. 1 Effectiveness Date will be made using the financial definitions and covenants as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.
     5. Representations and Warranties; Defaults. The Credit Parties hereby affirm each of the following:

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     (a) all necessary action to authorize the execution, delivery and performance of this Amendment has been taken;
     (b) after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 5, the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement).
     (c) except as waived in Section 1 of this Amendment, before and after giving effect to this Amendment, no Default or Event of Default shall exist; and
     (d) except as expressly provided otherwise herein, the liens and security interests created and granted in the Credit Documents remain in full force and effect and this Amendment is not intended to adversely affect or impair such liens and security interests in any manner.
     6. Full Force and Effect. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.
     7. Reaffirmation of Security Interests. The Credit Parties (a) affirm that each of the liens granted in or pursuant to the Credit Documents are valid and subsisting and (b) agree that this Amendment shall in no manner impair or otherwise adversely effect any of the liens granted in or pursuant to the Credit Documents.
     8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery by any party hereto of an executed counterpart of this Amendment by facsimile shall be effective as such party’s original executed counterpart and shall constitute a representation that such party’s original executed counterpart will be delivered.
     9. Fees and Expenses. The Credit Parties agree to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of Moore & Van Allen, PLLC.
     10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.
[SIGNATURES ON FOLLOWING PAGES]

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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

DOMESTIC BORROWERS:	EURONET WORLDWIDE, INC.

	By:	/s/ Rick L. Weller
	Name:	Rick L. Weller
	Title:	EVP & CFO

EURONET PAYMENTS & REMITTANCE, INC.

	By:	/s/Eric T. Mettemeyer

	Name:	Eric T. Mettemeyer
	Title:	Treasurer

RIA ENVIA, INC.

	By:	/s/ Juan C. Bianchi

	Name:	Juan C. Bianchi
	Title:	President & CEO

CONTINENTAL EXCHANGE SOLUTIONS, INC.

	By:	/s/ Juan C. Bianchi

	Name:	Juan C. Bianchi
	Title:	President & CEO

DOMESTIC GUARANTORS:	EURONET WORLDWIDE, INC.

	By:	/s/ Rick L. Weller

	Name:	Rick L. Weller
	Title:	EVP & CFO

EURONET PAYMENTS & REMITTANCE, INC.

	By:	/s/Eric T. Mettemeyer

	Name:	Eric T. Mettemeyer
	Title:	Treasurer
EURONET WORLDWIDE, INC.
AMENDMENT NO. 1

EURONET USA, INC.

	By:	/s/ Rick L. Weller
	Name:	Rick L. Weller
	Title:	Vice President

PAYSPOT, INC.

	By:	/s/Eric T. Mettemeyer

	Name:	Eric T. Mettemeyer
	Title:	President

RIA ENVIA, INC.

	By:	/s/ Juan C. Bianchi

	Name:	Juan C. Bianchi
	Title:	President & CEO

CONTINENTAL EXCHANGE SOLUTIONS, INC.

	By:	/s/ Juan C. Bianchi

	Name:	Juan C. Bianchi
	Title:	President & CEO

RIA TELECOMMUNICATIONS OF NEW YORK, INC.

	By:	/s/ Juan C. Bianchi

	Name:	Juan C. Bianchi
	Title:	President & CEO

F/X BORROWERS:	EFT SERVICES HOLDINGS BV

	By:	/s/ Jeff Newman

	Name:	Jeff Newman
	Title:	Executive Vice President, Euronet Worldwide, Inc.

DELTA EURONET GmbH

	By:	/s/ R. Heinz

	Name:	R. Heinz
	Title:	Managing Director
EURONET WORLDWIDE, INC.
AMENDMENT NO. 1

E-PAY HOLDINGS LTD

	By: Name:	/s/ Jeff Newman Jeff Newman
	Title:	Director

F/X GUARANTORS:	EFT SERVICES HOLDINGS BV

	By:	/s/ Jeff Newman

	Name:	Jeff Newman
	Title:	Executive Vice President, Euronet Worldwide, Inc.

DELTA EURONET GmbH

	By:	/s/ R. Heinz

	Name:	R. Heinz
	Title:	Managing Director

E-PAY HOLDINGS LTD

	By:	/s/ Jeff Newman

	Name:	Jeff Newman
	Title:	Director

RIA FINANCIAL SERVICES AUSTRALIA PTY LTD

	By:	/s/ Juan C. Bianchi

	Name:	Juan C. Bianchi
	Title:	President & CEO

E-PAY AUSTRALIA PTY LIMITED

	By:	/s/ Gareth Gumbley

	Name:	Gareth Gumbley
	Title:	Managing Director

	By:	/s/ Desmond Acosta

	Name:	Desmond Acosta
	Title:	Director
EURONET WORLDWIDE, INC.
AMENDMENT NO. 1

E-PAY AUSTRALIA HOLDINGS PTY LTD

By:	/s/ Gareth Gumbley

Name:	Gareth Gumbley
Title:	Managing Director

EURONET SERVICES GmbH

By:	/s/ R. Heinz

Name:	R. Heinz
Title:	Managing Director

RIA ENVIA FINANCIAL SERVICES GmbH

By:	/s/ Wolf-Dieter Weschke

Name:	Wolf-Dieter Weschke
Title:	Managing Director

TRANSACT ELEKTRONISCHE ZAHLUNGSSYSTEME GmbH

By:	/s/ Marc Ehler

Name:	Marc Ehler
Title:	Managing Director

EURONET BANKTECHNIKAI SZOLGÁLTATÓ KORLÁTOLT FELELÕSSÉGŰ TÁRSASÁG

By:	/s/ Erika Schalkhammer

Name:	Erika Schalkhammer
Title:	Country Manager/General Manager

EURONET ADMINISZTRÁCIÓS SZOLGÁLTATÓ KORLÁTOLT FELELÕSSÉGŰ TÁRSASÁG

By:	/s/ Bence Varady-Szabo

Name:	Bence Varady-Szabo
Title:	EMEA Finance Director/
Managing Director Admin.
EURONET WORLDWIDE, INC.
AMENDMENT NO. 1

EURONET PAY & TRANSACTION SERVICES S.R.L.

By: Name:	/s/ Giuseppe Di Marco Giuseppe Di Marco
Title:	Managing Director

E-PAY NEW ZEALAND LIMITED

By:	/s/ Gareth Gumbley

Name:	Gareth Gumbley
Title:	Managing Director

EURONET TELERECARGA, S.L. SOCIEDAD UNIPERSONAL

By:	/s/ Lars Oro

Name:	Lars Oro
Title:	Sole Administrator

E-PAY LIMITED

By:	/s/ Anthony Westlake

Name:	Anthony Westlake
Title:	Director

RIA FINANCIAL SERVICES LIMITED

By:	/s/ Marcela Gonzalez

Name:	Marcela Gonzalez
Title:	Country Manger

OMEGA LOGIC LIMITED

By:	/s/ Jeff Newman

Name:	Jeff Newman
Title:	Director
EURONET WORLDWIDE, INC.
AMENDMENT NO. 1

EURONET ESSENTIS LIMITED

	By: Name:	/s/ A.S. Brown A.S. Brown
	Title:	Chief Operating Officer

ENVIA TELECOMUNICACIONES, S.A.

	By:	/s/ Lars Oro

	Name:	Lars Oro
	Title:	Sole Administrator

EURONET BUSINESS HOLDINGS S.L.

	By:	/s/ Lars Oro

	Name:	Lars Oro
	Title:	Sole Administrator

RIA SPAIN HOLDINGS, S.L.

	By:	/s/ Lars Oro

	Name:	Lars Oro
	Title:	Sole Administrator

BANKOMAT 24/EURONET SP.Z.O.O.

	By:	/s/ Miro Bergman

	Name:	Miro Bergman
	Title:	President

INDIA BORROWER:	EURONET SERVICES INDIA PVT LTD.

	By:	/s/ Jeff Newman

	Name:	Jeff Newman
	Title:	Director
EURONET WORLDWIDE, INC.
AMENDMENT NO. 1

ADMINISTRATIVE AGENT (FOR DOMESTIC LOAN
OBLIGATIONS AND F/X OBLIGATIONS):	BANK OF AMERICA, N.A., as Administrative Agent

	By: Name:	/s/ Michael Brashler Michael Brashler
	Title:	Vice President
EURONET WORLDWIDE, INC.
AMENDMENT NO. 1

ADMINISTRATIVE AGENT
(FOR INDIA OBLIGATIONS):	BANK OF AMERICA, N.A., acting through its Mumbai Branch, as Administrative Agent for all India related credit facilities

	By:	/s/ Rohit Midma

	Name:	Rohit Midma
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A., as Domestic L/C Issuer, F/X L/C Issuer, Domestic Swingline Lender and as a Lender

	By: Name:	/s/ Jeffrey P. Yoakum Jeffrey P.Yoakum
	Title:	Vice President

AIB DEBT MANAGEMENT LIMITED

	By:	/s/ Joseph Augustini

	Name:	Joseph Augustini
	Title:	Senior Vice President

AMERICAN INTERNATIONAL GROUP, INC.

	By:	/s/ Chang W. Chung

	Name:	Chang W. Chung
	Title:	Vice President

ATLANTIS FUNDING LTD.

	By:	/s/ Thomas Ewald

	Name:	Thomas Ewald
	Title:	Authorized Signatory

CIFC FUNDING 2007-III, LTD.

	By:	/s/ Sean O. Dougherty

	Name:	Sean O. Doughtery
	Title:	General Counsel
EURONET WORLDWIDE, INC.
AMENDMENT NO. 1

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By:	/s/ Stephen J. Collins

Name: Stephen J. Collins
Title: Vice President

EAGLE MASTER FUND LTD.

By:	/s/ Robert O’Brien

Name: Robert O’Brien
Title: Vice President

GALAXY VIII CLO, LTD.
AIG Global Investment Corp as Collateral Manager

By:	/s/ Chang W. Chung

Name: Chang W. Chung
Title: Vice President

GALAXY IV CLO, LTD.
AIG Global Investment Corp as Collateral Manager

By:	/s/ Chang W. Chung

Name: Chang W. Chung
Title: Vice President

GOLDMAN SACHS ASSET MANAGEMENT, CLO

By:	/s/ Sandra L. Stulberger

Name: Sandra L. Stulberger
Title: Authorized Signatory

GULF STREAM-COMPASS CLO 2007-1 LTD.

By:	/s/ Barry K. Love

Name: Barry K. Love
Title: Chief Credit Officer
EURONET WORLDWIDE, INC.
AMENDMENT NO. 1

MOUNTAIN CAPITAL CLO III, LTD

By:	/s/ Jonathan Dietz

Name: Jonathan Dietz
Title: Director

MOUNTAIN CAPITAL CLO VI, LTD

By:	/s/ Jonathan Dietz

Name: Jonathan Dietz
Title: Director

OCTAGON INVESTMENT PARTNERS V, LTD.

By:	/s/ James P. Ferguson

Name: James P. Ferguson
Title: Executive Managing Member

OCTAGON INVESTMENT PARTNERS VI, LTD.

By:	/s/ James P. Ferguson

Name: James P. Ferguson
Title: Executive Managing Member

OCTAGON INVESTMENT PARTNERS XI, LTD.

By:	/s/ James P. Ferguson

Name: James P. Ferguson
Title: Executive Managing Member

REGATTA FUNDING LTD.

By:	/s/ Robert O’Brien

Name: Robert O’Brien
Title: Vice President

ROSEDALE CLO II LTD.

By:	/s/ Troy Isaksen

Name: Troy Isaksen
Title: Sr. Credit Analyst
EURONET WORLDWIDE, INC.
AMENDMENT NO. 1

SATURN CLO, LTD.

By:	/s/ Chang W. Chung

Name: Chang W. Chung
Title: Vice President

MC FUNDING LTD, AS LENDER
Monroe Capital Management LLC, as Collateral Manager

By:	/s/ Jeremy VanDerMeid

Name: Jeremy VanDerMeid
Title: SVP

THE SUMITOMO TRUST & BANKING CO., LTD.

By:	/s/ Elizabeth A. Quirk

Name: Elizabeth A. Quirk
Title: Vice President

US BANK NATIONAL ASSOCIATION

By:	/s/ Jason C. Nadler

Name: Jason C. Nadler
Title: Vice President

BANK OF AMERICA, N.A., acting through its Mumbai Branch, as India Revolving Lender and India L/C Issuer

By:	/s/ Rohit Midma

Name: Rohit Midma
Title: Vice President

BANK OF KANSAS CITY, N.A.

By:	/s/Matthew J. Mason

Name: Matthew J. Mason
Title: Vice President
EURONET WORLDWIDE, INC.
AMENDMENT NO. 1

CALIFORNIA BANK & TRUST, A CALIFORNIA BANKING CORPORATION

By:	/s/ Ursula St. Geme

Name: Ursula St. Geme
Title: Vice President

CITIBANK, N.A.

By:	/s/ Scott Miller

Name: Scott Miller
Title: Vice President

HARRINGTON BANK, A DIVISION OF LOS PADRES BANK

By:	/s/ Jeffrey L. Sweeney

Name: Jeffrey L. Sweeney
Title: SVP

KINGSLAND V, LTD.

By:	/s/ Vincent Siino

Name: Vincent Siino
Title: Authorized Officer

DRYDEN XVIII LEVERAGED LOAN 2007 LTD.
Prudential Investment Management, Inc. as Collateral Manager

By:	/s/ Stephen J. Collins

Name: Stephen J. Collins
Title: VP

DRYDEN XI – LEVERAGED LOAN CDO 2006
Prudential Investment Management, Inc. as Collateral Manager

By:	/s/ Stephen J. Collins

Name: Stephen J. Collins
Title: VP
EURONET WORLDWIDE, INC.
AMENDMENT NO. 1

KEYBANK NATIONAL ASSOCIATION

By:	/s/ David A. Wild

Name: David A. Wild
Title: Vice President

LLOYDS TSB BANK PLC

By:	/s/ Deborah Carlson

Name: Deborah Carlson
Title: Director

By:	/s/ Elaine Kellenbach

Name: Elaine Kallenbach
Title: Associate Director

NATIONAL CITY BANK

By:	/s/ Michael Leong

Name: Michael Leong
Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Bond Harberts

Name: Bond Harberts
Title: Duly Authorized Signatory
EURONET WORLDWIDE, INC.
AMENDMENT NO. 1